EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2024 Financial Results

SAN RAFAEL, Calif., Oct. 17, 2024 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the third quarter 2024 of $35.1 million and diluted earnings per common share ("EPS") of $1.31, which includes gains from life insurance and sales of other assets equivalent to $0.04 EPS. Third quarter 2024 results compare to second quarter 2024 net income of $35.5 million and EPS of $1.33.

"Westamerica’s third quarter 2024 results benefited from the Company’s valuable low-cost deposit base, of which 48 percent was represented by non-interest bearing checking accounts during the quarter; the annualized cost of funding our loan and bond portfolios was 0.37 percent in the quarter. Operating expenses remained well controlled at 35 percent of total revenues in the third quarter 2024. The Company recognized no provision for credit losses in the third quarter 2024. At September 30, 2024, nonperforming assets were stable at $0.9 million and the allowance for credit losses was $15.3 million,” said Chairman, President and CEO David Payne. “Third quarter 2024 results generated an annualized 13.7 percent return on average common equity. Shareholders were paid a $0.44 per common share dividend during the third quarter 2024,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $62.5 million for the third quarter 2024, compared to $64.1 million for the second quarter 2024. The annualized yield earned on loans, bonds and cash for the third quarter 2024 was 4.45 percent compared to 4.50 percent for the second quarter 2024. The annualized cost of funding the loan and bond portfolios was 0.37 percent for the third quarter 2024, compared to 0.35 percent for the second quarter 2024.

Noninterest income for the third quarter 2024 totaled $11.9 million compared to $10.5 million for the second quarter 2024. Third quarter 2024 results include $1.6 million in gains from life insurance and sales of other assets.

Noninterest expenses for the third quarter 2024 were $26.3 million compared to $26.1 million for the second quarter 2024.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:

Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Treasurer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2023 filed on Form 10-K and quarterly report for the quarter ended June 30, 2024 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information October 17, 2024
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2024

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'2024	Q3'2023	Change	Q2'2024

Net Interest and Loan Fee
Income (FTE)	$62,465	$72,092	-13.4%	$64,100
Provision for
Credit Losses	-	400	n/m	-
Noninterest Income	11,925	11,281	5.7%	10,500
Noninterest Expense	26,309	25,650	2.6%	26,130
Income Before Taxes (FTE)	48,081	57,323	-16.1%	48,470
Income Tax Provision (FTE)	13,024	15,722	-17.2%	13,008
Net Income	$35,057	$41,601	-15.7%	$35,462

Average Common Shares
Outstanding	26,685	26,648	0.1%	26,680
Diluted Average Common
Shares Outstanding	26,686	26,650	0.1%	26,681

Operating Ratios:
Basic Earnings Per Common
Share	$1.31	$1.56	-16.0%	$1.33
Diluted Earnings Per
Common Share	1.31	1.56	-16.0%	1.33
Return On Assets (a)	2.16%	2.41%		2.18%
Return On Common
Equity (a)	13.7%	18.3%		14.4%
Net Interest Margin (FTE) (a)	4.08%	4.43%		4.15%
Efficiency Ratio (FTE)	35.4%	30.8%		35.0%

Dividends Paid Per Common
Share	$0.44	$0.44	0.0%	$0.44
Common Dividend Payout
Ratio	33%	28%		33%

			%
	9/30'24YTD	9/30'23YTD	Change

Net Interest and Loan Fee
Income (FTE)	$192,659	$211,935	-9.1%
Provision (Reversal
of Provision) for
Credit Losses (1)	300	(1,150)	n/m
Noninterest Income	32,522	32,530	-0.0%
Noninterest Expense	78,538	77,699	1.1%
Income Before Taxes (FTE)	146,343	167,916	-12.8%
Income Tax Provision (FTE)	39,407	45,616	-13.6%
Net Income	$106,936	$122,300	-12.6%

Average Common Shares
Outstanding	26,680	26,718	-0.1%
Diluted Average Common
Shares Outstanding	26,681	26,721	-0.1%

Operating Ratios:
Basic Earnings Per Common
Share	$4.01	$4.58	-12.4%
Diluted Earnings Per
Common Share	4.01	4.58	-12.4%
Return On Assets (a)	2.19%	2.36%
Return On Common
Equity (a)	14.4%	18.6%
Net Interest Margin (FTE) (a)	4.18%	4.32%
Efficiency Ratio (FTE)	34.9%	31.8%

Dividends Paid Per Common
Share	$1.32	$1.28	3.1%
Common Dividend Payout
Ratio	33%	28%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3'2024	Q3'2023	Change	Q2'2024

Interest and Loan Fee
Income (FTE)	$68,110	$73,225	-7.0%	$69,407
Interest Expense	5,645	1,133	398.2%	5,307
Net Interest and Loan Fee
Income (FTE)	$62,465	$72,092	-13.4%	$64,100

Average Earning Assets	$6,062,174	$6,438,411	-5.8%	$6,145,626
Average Interest-Bearing
Liabilities	2,950,093	3,118,632	-5.4%	3,001,786

Yield on Earning Assets
(FTE) (a)	4.45%	4.50%		4.50%
Cost of Funds (a)	0.37%	0.07%		0.35%
Net Interest Margin (FTE) (a)	4.08%	4.43%		4.15%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.76%	0.14%		0.71%
Net Interest Spread (FTE) (a)	3.69%	4.36%		3.79%

			%
	9/30'24YTD	9/30'23YTD	Change

Interest and Loan Fee
Income (FTE)	$206,612	$214,146	-3.5%
Interest Expense	13,953	2,211	531.1%
Net Interest and Loan Fee
Income (FTE)	$192,659	$211,935	-9.1%

Average Earning Assets	$6,108,885	$6,519,448	-6.3%
Average Interest-Bearing
Liabilities	2,969,078	3,182,734	-6.7%

Yield on Earning Assets
(FTE) (a)	4.48%	4.36%
Cost of Funds (a)	0.30%	0.04%
Net Interest Margin (FTE) (a)	4.18%	4.32%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.63%	0.09%
Net Interest Spread (FTE) (a)	3.85%	4.27%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'2024	Q3'2023	Change	Q2'2024

Total Assets	$6,461,843	$6,847,691	-5.6%	$6,549,203
Total Earning Assets	6,062,174	6,438,411	-5.8%	6,145,626
Total Loans	831,418	903,854	-8.0%	838,016
Commercial Loans	136,160	151,431	-10.1%	133,605
Commercial Real Estate
Loans	493,272	493,072	0.0%	487,209
Consumer Loans	201,986	259,351	-22.1%	217,202
Total Investment Securities	4,736,024	5,247,118	-9.7%	4,944,191
Debt Securities Available for
Sale	3,881,678	4,353,794	-10.8%	4,079,896
Debt Securities Held to
Maturity	854,346	893,324	-4.4%	864,295
Total Interest-Bearing Cash	494,732	287,439	72.1%	363,419

Loans / Deposits	16.3%	15.8%		16.1%

			%
	9/30'24YTD	9/30'23YTD	Change

Total Assets	$6,512,138	$6,940,897	-6.2%
Total Earning Assets	6,108,885	6,519,448	-6.3%
Total Loans	840,961	925,351	-9.1%
Commercial Loans	134,402	158,204	-15.0%
Commercial Real Estate
Loans	489,836	492,702	-0.6%
Consumer Loans	216,723	274,445	-21.0%
Total Investment Securities	4,925,557	5,385,986	-8.5%
Debt Securities Available for
Sale	4,061,358	4,482,376	-9.4%
Debt Securities Held to
Maturity	864,199	903,610	-4.4%
Total Interest-Bearing Cash	342,367	208,111	64.5%

Loans / Deposits	16.1%	15.8%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3'2024	Q3'2023	Change	Q2'2024

Total Deposits	$5,092,244	$5,722,817	-11.0%	$5,202,620
Noninterest Demand	2,425,646	2,721,358	-10.9%	2,485,023
Interest-Bearing Transaction	937,694	1,149,483	-18.4%	981,703
Savings	1,639,997	1,741,994	-5.9%	1,642,806
Time greater than $100K	32,815	43,073	-23.8%	34,721
Time less than $100K	56,092	66,909	-16.2%	58,367
Total Short-Term Borrowings	283,495	117,173	141.9%	284,189
Bank Term Funding Program
Borrowings	167,391	-	n/m	200,000
Securities Sold under
Repurchase Agreements	116,104	117,173	-0.9%	84,189
Shareholders' Equity	1,016,642	902,300	12.7%	990,927

Demand Deposits /
Total Deposits	47.6%	47.6%		47.8%
Transaction & Savings
Deposits / Total Deposits	98.3%	98.1%		98.2%

			%
	9/30'24YTD	9/30'23YTD	Change

Total Deposits	$5,224,158	$5,859,506	-10.8%
Noninterest Demand	2,480,815	2,774,282	-10.6%
Interest-Bearing Transaction	992,363	1,180,551	-15.9%
Savings	1,658,106	1,783,891	-7.1%
Time greater than $100K	34,550	51,481	-32.9%
Time less than $100K	58,324	69,301	-15.8%
Total Short-Term Borrowings	225,735	97,510	131.5%
Bank Term Funding Program
Borrowings	143,412	-	n/m
Securities Sold under
Repurchase Agreements	82,323	97,510	-15.6%
Shareholders' Equity	991,229	879,740	12.7%

Demand Deposits /
Total Deposits	47.5%	47.3%
Transaction & Savings
Deposits / Total Deposits	98.2%	97.9%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'2024
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$6,062,174	$68,110	4.45%
Total Loans (FTE)	831,418	11,526	5.52%
Commercial Loans (FTE)	136,160	2,393	7.00%
Commercial Real Estate
Loans	493,272	6,308	5.09%
Consumer Loans	201,986	2,825	5.57%
Total Investments (FTE)	4,736,024	49,822	4.17%
Total Debt Securities
Available for Sale (FTE)	3,881,678	41,133	4.19%
Corporate Securities	2,074,145	14,268	2.75%
Collateralized Loan
Obligations	1,166,189	21,459	7.20%
Agency Mortgage Backed
Securities	244,994	1,638	2.68%
Securities of U.S.
Government sponsored
entities	310,138	2,777	3.58%
Obligations of States and
Political Subdivisions
(FTE)	67,141	518	3.08%
U.S. Treasury Securities	4,844	62	5.13%
Other Debt Securities
Available for Sale (FTE)	14,227	411	11.55%
Total Debt Securities Held to
Maturity (FTE)	854,346	8,689	4.07%
Agency Mortgage Backed
Securities	65,545	376	2.29%
Corporate Securities	732,689	7,815	4.27%
Obligations of States and
Political Subdivisions
(FTE)	56,112	498	3.55%
Total Interest-Bearing Cash	494,732	6,762	5.35%

Interest Expense Paid:
Total Earning Assets	6,062,174	5,645	0.37%
Total Interest-Bearing
Liabilities	2,950,093	5,645	0.76%
Total Interest-Bearing
Deposits	2,666,598	3,113	0.46%
Interest-Bearing Transaction	937,694	47	0.02%
Savings	1,639,997	2,990	0.73%
Time less than $100K	56,092	46	0.33%
Time greater than $100K	32,815	30	0.36%
Total Short-Term Borrowings	283,495	2,532	3.54%
Bank Term Funding Program
Borrowings	167,391	2,278	5.40%
Securities Sold under
Repurchase Agreements	116,104	254	0.87%

Net Interest Income and
Margin (FTE)		$62,465	4.08%
	Q3'2023
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$6,438,411	$73,225	4.50%
Total Loans (FTE)	903,854	12,016	5.27%
Commercial Loans (FTE)	151,431	2,743	7.19%
Commercial Real Estate
Loans	493,072	5,914	4.76%
Consumer Loans	259,351	3,359	5.14%
Total Investments (FTE)	5,247,118	57,280	4.32%
Total Debt Securities
Available for Sale (FTE)	4,353,794	48,285	4.38%
Corporate Securities	2,148,308	14,851	2.77%
Collateralized Loan
Obligations	1,530,992	28,023	7.16%
Agency Mortgage Backed
Securities	276,755	1,676	2.42%
Securities of U.S.
Government sponsored
entities	307,106	2,777	3.62%
Obligations of States and
Political Subdivisions
(FTE)	76,406	573	3.00%
Other Debt Securities
Available for Sale (FTE)	14,227	385	10.82%
Total Debt Securities Held to
Maturity (FTE)	893,324	8,995	4.03%
Agency Mortgage Backed
Securities	88,147	475	2.16%
Corporate Securities	725,862	7,815	4.31%
Obligations of States and
Political Subdivisions
(FTE)	79,315	705	3.55%
Total Interest-Bearing Cash	287,439	3,929	5.35%

Interest Expense Paid:
Total Earning Assets	6,438,411	1,133	0.07%
Total Interest-Bearing
Liabilities	3,118,632	1,133	0.14%
Total Interest-Bearing
Deposits	3,001,459	1,095	0.14%
Interest-Bearing Transaction	1,149,483	131	0.05%
Savings	1,741,994	886	0.20%
Time less than $100K	66,909	52	0.31%
Time greater than $100K	43,073	26	0.24%
Total Short-Term Borrowings	117,173	38	0.13%
Securities Sold under
Repurchase Agreements	117,173	38	0.13%

Net Interest Income and
Margin (FTE)		$72,092	4.43%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'2024	Q3'2023	Change	Q2'2024

Service Charges on Deposit
Accounts	$3,585	$3,705	-3.2%	$3,469
Merchant Processing
Services	2,474	2,911	-15.0%	2,733
Debit Card Fees	1,702	1,717	-0.9%	1,706
Trust Fees	846	783	8.0%	811
ATM Processing Fees	533	640	-16.7%	540
Other Service Fees	454	463	-1.9%	450
Life Insurance Gains	202	278	n/m	-
Other Noninterest Income	2,129	784	171.6%	791
Total Noninterest Income	$11,925	$11,281	5.7%	$10,500

Operating Ratios:
Total Revenue (FTE)	$74,390	$83,373	-10.8%	$74,600
Noninterest Income /
Revenue (FTE)	16.0%	13.5%		14.1%
Service Charges /
Avg. Deposits (a)	0.28%	0.26%		0.27%
Total Revenue (FTE) Per
Avg. Common Share (a)	$11.09	$12.41	-10.7%	$11.25

			%
	9/30'24YTD	9/30'23YTD	Change

Service Charges on Deposit
Accounts	$10,524	$10,629	-1.0%
Merchant Processing
Services	7,714	8,417	-8.4%
Debit Card Fees	4,951	5,118	-3.3%
Trust Fees	2,451	2,358	3.9%
ATM Processing Fees	1,664	1,996	-16.6%
Other Service Fees	1,342	1,320	1.7%
Life Insurance Gains	202	278	n/m
Securities Losses	-	(125)	n/m
Other Noninterest Income	3,674	2,539	44.7%
Total Noninterest Income	$32,522	$32,530	-0.0%

Operating Ratios:
Total Revenue (FTE)	$225,181	$244,465	-7.9%
Noninterest Income /
Revenue (FTE)	14.4%	13.3%
Service Charges /
Avg. Deposits (a)	0.27%	0.24%
Total Revenue (FTE) Per
Avg. Common Share (a)	$11.27	$12.23	-7.8%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'2024	Q3'2023	Change	Q2'2024

Salaries and Related Benefits	$12,762	$11,820	8.0%	$12,483
Occupancy and Equipment	5,256	5,065	3.8%	5,158
Outsourced Data Processing	2,614	2,473	5.7%	2,511
Limited Partnership
Operating Losses	1,210	1,440	-16.0%	1,440
Professional Fees	337	401	-16.0%	362
Courier Service	682	745	-8.5%	686
Other Noninterest Expense	3,448	3,706	-7.0%	3,490
Total Noninterest Expense	$26,309	$25,650	2.6%	$26,130

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.73%	1.58%		1.71%
Noninterest Expense /
Revenues (FTE)	35.4%	30.8%		35.0%

			%
	9/30'24YTD	9/30'23YTD	Change

Salaries and Related Benefits	$37,831	$35,715	5.9%
Occupancy and Equipment	15,454	15,562	-0.7%
Outsourced Data Processing	7,661	7,405	3.5%
Limited Partnership
Operating Losses	4,090	4,314	-5.2%
Professional Fees	1,101	1,362	-19.2%
Courier Service	2,017	1,971	2.3%
Other Noninterest Expense	10,384	11,370	-8.7%
Total Noninterest Expense	$78,538	$77,699	1.1%

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.72%	1.59%
Noninterest Expense /
Revenues (FTE)	34.9%	31.8%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q3'2024	Q3'2023	Change	Q2'2024

Average Total Loans	$831,418	$903,854	-8.0%	$838,016

Beginning of Period
Allowance for Credit
Losses on Loans (ACLL)	$15,952	$18,480	-13.7%	$15,879
Provision for
Credit Losses	-	400	n/m	-
Net ACLL (Losses)
Recoveries	(634)	(1,136)	-44.2%	73
End of Period ACLL	$15,318	$17,744	-13.7%	$15,952

Gross ACLL Recoveries /
Gross ACLL Losses	62%	46%		105%
Net ACLL (Losses)
Recoveries /
Avg. Total Loans (a)	-0.30%	-0.50%		0.04%

			%
	9/30'24YTD	9/30'23YTD	Change

Average Total Loans	$840,961	$925,351	-9.1%

Beginning of Period ACLL	$16,867	$20,284	-16.8%
Provision (Reversal
of Provision) for
Credit Losses (1)	300	(1,150)	n/m
Net ACLL Losses	(1,849)	(1,390)	33.0%
End of Period ACLL	$15,318	$17,744	-13.7%

Gross ACLL Recoveries /
Gross ACLL Losses	64%	76%
Net ACLL Losses /
Avg. Total Loans (a)	-0.29%	-0.20%

	(dollars in thousands)
			%
	9/30/24	9/30/23	Change	6/30/24
Allowance for Credit Losses
on Loans	$15,318	$17,744	-13.7%	$15,952
Allowance for Credit Losses
on Held to Maturity
Securities	1	1	0.0%	1
Total Allowance for Credit
Losses	$15,319	$17,745	-13.7%	$15,953

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/24	9/30/23	Change	6/30/24

Nonperforming Loans:
Nonperforming Nonaccrual
Loans	$252	$205	22.9%	$971
Performing Nonaccrual
Loans	-	4	n/m	-
Total Nonaccrual Loans	252	209	20.6%	971
Accruing Loans 90+ Days
Past Due	667	1,029	-35.2%	580
Total Nonperforming Loans	$919	$1,238	-25.8%	$1,551

Total Loans Outstanding	$833,967	$885,850	-5.9%	$831,842

Total Assets	6,161,143	6,567,288	-6.2%	6,312,145

Loans:
Allowance for Credit Losses
on Loans	$15,318	$17,744	-13.7%	$15,952
Allowance for Credit Losses
on Loans / Loans	1.84%	2.00%		1.92%
Nonperforming Loans /
Total Loans	0.11%	0.14%		0.19%

10. Liquidity.

At September 30, 2024, the Company had $502,945 thousand in cash balances. During the twelve months ending September 30, 2025, the Company expects to receive $321,000 thousand in principal payments from its debt securities. If additional operational liquidity is required, the Company can pledge debt securities as collateral for borrowing purposes; at September 30, 2024, the Company’s debt securities which qualify as collateral for borrowing totaled $3,696,256 thousand. In the ordinary course of business, the Company pledges debt securities as collateral for certain depository customers; at September 30, 2024, the Company had pledged $764,404 thousand in debt securities for depository customers. In the ordinary course of business, the Company pledges debt securities as collateral for borrowing from the Federal Reserve Bank; at September 30, 2024, the Company had pledged $815,919 thousand in debt securities at the Federal Reserve Bank. During the nine months ended September 30, 2024, the Company’s average borrowings from the Federal Reserve Bank and other correspondent banks were $143,412 thousand and $-0- thousand, respectively, and at September 30, 2024, the Company had no borrowings from the Federal Reserve Bank or other correspondent banks. At September 30, 2024, the Company had access to borrowing from the Federal Reserve up to $815,919 thousand based on collateral pledged at September 30, 2024. At September 30, 2024, the Company’s estimated unpledged collateral qualifying debt securities totaled $1,663,673 thousand. Debt securities eligible as collateral are shown at market value.

				(in thousands)
				9/30/24
Debt Securities Eligible as
Collateral:
Corporate Securities				$2,625,616
Collateralized Loan
Obligations rated AAA				356,221
Obligations of States and
Political Subdivisions				117,521
Agency Mortgage Backed
Securities				288,390
Securities of U.S. Government
Sponsored Entities				303,609
U.S. Treasury Securities				4,899
Total Debt Securities Eligible
as Collateral				$3,696,256

Debt Securities Pledged
as Collateral:
Deposits by Public Entities				($764,404)
Securities Sold under
Repurchase Agreements				(442,940)
Debt Securities Pledged
at the Federal Reserve Bank				(815,919)
Other				(9,320)
Total Debt Securities Pledged
as Collateral				($2,032,583)

Estimated Debt Securities
Available to Pledge				$1,663,673

11. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/24	9/30/23	Change	6/30/24

Shareholders' Equity	$909,040	$648,423	40.2%	$815,600
Total Assets	6,161,143	6,567,288	-6.2%	6,312,145
Shareholders' Equity/
Total Assets	14.75%	9.87%		12.92%
Shareholders' Equity/
Total Loans	109.00%	73.20%		98.05%
Tangible Common Equity
Ratio	13.03%	8.17%		11.21%
Common Shares Outstanding	26,686	26,649	0.1%	26,683
Common Equity Per Share	$34.06	$24.33	40.0%	$30.57
Market Value Per Common
Share	49.42	43.25	14.3%	48.53

	(shares in thousands)
			%
	Q3'2024	Q3'2023	Change	Q2'2024
Share issuances (Retirements):
Total Shares Retired	-	-	n/m	-
Average Retirement Price	$-	$-	n/m	$-
Net Shares Issued	(3)	(1)	n/m	(5)

			%
	9/30'24YTD	9/30'23YTD	Change

Total Shares Retired	4	274	n/m
Average Retirement Price	$45.58	$50.11	n/m
Net Shares (Issued) Retired	(15)	264	n/m

12. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/24	9/30/23	Change	6/30/24
Assets:
Cash and Due from Banks	$502,945	$420,550	19.6%	$486,124

Debt Securities Available for
Sale:
Corporate Securities	1,901,617	1,814,424	4.8%	1,855,618
Collateralized Loan
Obligations	1,078,920	1,503,078	-28.2%	1,255,110
Agency Mortgage Backed
Securities	227,565	239,728	-5.1%	222,806
Securities of U.S.
Government sponsored
entities	303,609	279,364	8.7%	291,206
Obligations of States and
Political Subdivisions	63,876	69,639	-8.3%	69,758
U.S. Treasury Securities	4,899	-	n/m	4,820
Total Debt Securities
Available for Sale	3,580,486	3,906,233	-8.3%	3,699,318

Debt Securities Held to
Maturity:
Agency Mortgage Backed
Securities	62,745	84,347	-25.6%	67,777
Corporate Securities	733,748	726,951	0.9%	732,049
Obligations of States and
Political Subdivisions (2)	53,768	77,558	-30.7%	61,042
Total Debt Securities
Held to Maturity (2)	850,261	888,856	-4.3%	860,868

Loans	833,967	885,850	-5.9%	831,842
Allowance For Credit Losses
on Loans	(15,318)	(17,744)	-13.7%	(15,952)
Total Loans, net	818,649	868,106	-5.7%	815,890

Premises and Equipment, net	26,129	27,490	-5.0%	26,275
Identifiable Intangibles, net	178	404	-55.8%	234
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	260,822	333,976	-21.9%	301,763

Total Assets	$6,161,143	$6,567,288	-6.2%	$6,312,145

Liabilities and Shareholders'
Equity:
Deposits:
Noninterest-Bearing	$2,375,958	$2,723,403	-12.8%	$2,459,467
Interest-Bearing Transaction	925,455	1,138,220	-18.7%	936,186
Savings	1,677,332	1,732,849	-3.2%	1,646,781
Time	86,305	104,541	-17.4%	89,006
Total Deposits	5,065,050	5,699,013	-11.1%	5,131,440

Bank Term Funding
Program Borrowings	-	-	n/m	200,000
Securities Sold under
Repurchase Agreements	132,487	115,341	14.9%	100,167
Total Short-Term
Borrowed Funds	132,487	115,341	14.9%	300,167

Other Liabilities	54,566	104,511	-47.8%	64,938
Total Liabilities	5,252,103	5,918,865	-11.3%	5,496,545

Shareholders' Equity:
Common Equity:
Paid-In Capital	475,096	471,862	0.7%	474,618
Accumulated Other
Comprehensive Loss	(127,653)	(285,709)	-55.3%	(197,300)
Retained Earnings	561,597	462,270	21.5%	538,282
Total Shareholders' Equity	909,040	648,423	40.2%	815,600

Total Liabilities and
Shareholders' Equity	$6,161,143	$6,567,288	-6.2%	$6,312,145

13. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'2024	Q3'2023	Change	Q2'2024
Interest and Loan Fee Income:
Loans	$11,441	$11,925	-4.1%	$11,354
Equity Securities	175	152	15.1%	175
Debt Securities Available
for Sale	40,829	47,994	-14.9%	43,927
Debt Securities Held to
Maturity	8,587	8,848	-2.9%	8,655
Interest-Bearing Cash	6,762	3,929	72.1%	4,961
Total Interest and Loan
Fee Income	67,794	72,848	-6.9%	69,072

Interest Expense:
Transaction Deposits	47	131	-64.1%	69
Savings Deposits	2,990	886	237.5%	2,322
Time Deposits	76	78	-2.6%	69
Bank Term Funding Program
Borrowings	2,278	-	n/m	2,692
Securities Sold under
Repurchase Agreements	254	38	565.8%	155
Total Interest Expense	5,645	1,133	398.2%	5,307

Net Interest and Loan
Fee Income	62,149	71,715	-13.3%	63,765

Provision for Credit Losses	-	400	n/m	-

Noninterest Income:

Service Charges on Deposit
Accounts	3,585	3,705	-3.2%	3,469
Merchant Processing
Services	2,474	2,911	-15.0%	2,733
Debit Card Fees	1,702	1,717	-0.9%	1,706
Trust Fees	846	783	8.0%	811
ATM Processing Fees	533	640	-16.7%	540
Other Service Fees	454	463	-1.9%	450
Life Insurance Gains	202	278	n/m	-
Other Noninterest Income	2,129	784	171.6%	791
Total Noninterest Income	11,925	11,281	5.7%	10,500

Noninterest Expense:
Salaries and Related Benefits	12,762	11,820	8.0%	12,483
Occupancy and Equipment	5,256	5,065	3.8%	5,158
Outsourced Data Processing	2,614	2,473	5.7%	2,511
Limited Partnership
Operating Losses	1,210	1,440	-16.0%	1,440
Professional Fees	337	401	-16.0%	362
Courier Service	682	745	-8.5%	686
Other Noninterest Expense	3,448	3,706	-7.0%	3,490
Total Noninterest Expense	26,309	25,650	2.6%	26,130

Income Before Income Taxes	47,765	56,946	-16.1%	48,135
Income Tax Provision	12,708	15,345	-17.2%	12,673
Net Income	$35,057	$41,601	-15.7%	$35,462

Average Common Shares
Outstanding	26,685	26,648	0.1%	26,680
Diluted Average Common
Shares Outstanding	26,686	26,650	0.1%	26,681

Per Common Share Data:
Basic Earnings	$1.31	$1.56	-16.0%	$1.33
Diluted Earnings	1.31	1.56	-16.0%	1.33
Dividends Paid	0.44	0.44	0.0%	0.44
			%
	9/30'24YTD	9/30'23YTD	Change
Interest and Loan Fee Income:
Loans	$34,119	$35,510	-3.9%
Equity Securities	524	456	14.9%
Debt Securities Available
for sale	130,999	142,256	-7.9%
Debt Securities Held to
Maturity	25,964	26,758	-3.0%
Interest-Bearing Cash	14,006	7,981	75.5%
Total Interest and Loan
Fee Income	205,612	212,961	-3.5%

Interest Expense:
Transaction Deposits	235	329	-28.6%
Savings Deposits	7,229	1,562	362.8%
Time Deposits	215	244	-11.9%
Bank Term Funding Program
Borrowings	5,813	-	n/m
Securities Sold under
Repurchase Agreements	461	76	506.6%
Total Interest Expense	13,953	2,211	531.1%

Net Interest and Loan
Fee Income	191,659	210,750	-9.1%

Provision (Reversal
of Provision) for
Credit Losses (1)	300	(1,150)	n/m

Noninterest Income:

Service Charges on Deposit	10,524	10,629	-1.0%
Accounts
Merchant Processing
Services	7,714	8,417	-8.4%
Debit Card Fees	4,951	5,118	-3.3%
Trust Fees	2,451	2,358	3.9%
ATM Processing Fees	1,664	1,996	-16.6%
Other Service Fees	1,342	1,320	1.7%
Life Insurance Gains	202	278	n/m
Securities Losses	-	(125)	n/m
Other Noninterest Income	3,674	2,539	44.7%
Total Noninterest Income	32,522	32,530	-0.0%

Noninterest Expense:
Salaries and Related Benefits	37,831	35,715	5.9%
Occupancy and Equipment	15,454	15,562	-0.7%
Outsourced Data Processing	7,661	7,405	3.5%
Limited Partnership
Operating Losses	4,090	4,314	-5.2%
Professional Fees	1,101	1,362	-19.2%
Courier Service	2,017	1,971	2.3%
Other Noninterest Expense	10,384	11,370	-8.7%
Total Noninterest Expense	78,538	77,699	1.1%

Income Before Income Taxes	145,343	166,731	-12.8%
Income Tax Provision	38,407	44,431	-13.6%
Net Income	$106,936	$122,300	-12.6%

Average Common Shares
Outstanding	26,680	26,718	-0.1%
Diluted Average Common
Shares Outstanding	26,681	26,721	-0.1%

Per Common Share Data:
Basic Earnings	$4.01	$4.58	-12.4%
Diluted Earnings	4.01	4.58	-12.4%
Dividends Paid	1.32	1.28	3.1%

Footnotes and Abbreviations:

(1) A recovery in excess of principal charged off on the loan in the first quarter 2023 resulted in a $1,550 thousand reversal of the allowance for credit loss provision in the first quarter 2023.

(2) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at September 30, 2024, June 30, 2024 and September 30, 2023.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized